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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 12, 2004


                             USAA ACCEPTANCE, LLC
        (as depositor in respect of the USAA Auto Owner Trust 2004-2).



            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-112241                   71-0898378
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)            Identification No.)

9830 Colonnade Blvd.
Suite 600
San Antonio, Texas                                               78230
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(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (210) 498-7479

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
             ------------

     Filing of Computational Materials
     ---------------------------------

     In connection with the offering of USAA Auto Owner Trust 2004-2 Asset-Backed Securities, Barclays Capital Inc. and J.P. Morgan Securities Inc. (the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to its prospective investors. USAA Acceptance, LLC provided the Underwriters with certain information regarding the characteristics of the receivables in the related portfolio (the
"Receivables").

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Securities, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               99.1 Computational Materials.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                USAA ACCEPTANCE, LLC

                                By: /s/ Michael J. Broker
                                    ------------------------------------------
                                    Name:  Michael J. Broker
                                    Title: Vice President and Banking Counsel






Dated: July 12, 2004

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.          Description
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99.1                 Computational Materials.






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